UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 11, 2021

Date of Report (Date of earliest event reported)

Roth CH Acquisition III Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40147	83-3584928
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 San Clemente Drive, Suite 400 Newport Beach, CA	92660
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: (949) 720-5700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROCR	The Nasdaq Stock Market LLC
Warrants	ROCRW	The Nasdaq Stock Market LLC
Units	ROCRU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, (i) Roth CH Acquisition III Co., a Delaware corporation (“ROCR” or “Buyer”), (ii) Roth CH III Blocker Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Buyer (“Blocker Merger Sub”), (iii) BCP QualTek Investors, LLC, a Delaware limited liability company (the “Blocker”), (iv) Roth CH III Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Buyer (“Company Merger Sub”), (v) BCP QualTek HoldCo, LLC, a Delaware limited liability company (“QualTek”), and (vi) BCP QualTek, LLC, a Delaware limited liability company, solely in its capacity as representative of the Blocker’s equityholders and QualTek’s equityholders, have entered into a Business Combination Agreement (the “Business Combination Agreement”). Pursuant to the terms of the Business Combination Agreement, (i) Blocker Merger Sub will be merged with and into the Blocker, with the Blocker surviving as a wholly owned subsidiary of ROCR, (ii) immediately thereafter, the Blocker will be merged with and into ROCR, with ROCR as the surviving company, and (iii) immediately thereafter, Company Merger Sub will be merged with and into QualTek, with QualTek as the surviving company (such mergers and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

On August 11, 2021, ROCR made available an addendum to the investor presentation filed with the SEC on June 16, 2021, a press release, and a transcript of an audio recording with a business update from QualTek. Copies of the addendum to the investor presentation, press release, and transcript are attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively. Such exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information

In connection with the proposed Business Combination, ROCR will file a proxy statement with the Securities and Exchange Commission (“SEC”) (as amended or supplemented from time to time, the “proxy statement”) to be distributed to holders of ROCR’s common stock in connection with ROCR’s solicitation of proxies for the vote by ROCR’s stockholders with respect to the proposed Business Combination and other matters as described in the proxy statement. ROCR urges investors, stockholders and other interested persons to read, when available, the proxy statement as well as other documents filed with the SEC because these documents will contain important information about ROCR, QualTek and the proposed Business Combination. A definitive proxy statement will be mailed to stockholders of ROCR as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge by directing a request to: Roth CH Acquisition III Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

ROCR, QualTek, their affiliates and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposals under the rules of the SEC. Information about the directors and executive officers of ROCR and their ownership is set forth in ROCR’s filings with the SEC, including its prospectus relating to its initial public offering, which was filed with the SEC on March 4, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of ROCR in connection with the Proposals will be set forth in the proxy statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ROCR or QualTek, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and the attachment hereto contain forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties’ ability to close the Proposed Transactions, the anticipated benefits of the Proposed Transactions, and the financial condition, results of operations, earnings outlook and prospects of ROCR and/or QualTek, and may include statements for the period following the consummation of the Proposed Transactions. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of ROCR and QualTek, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the SEC by ROCR and the following:

•	expectations regarding QualTek’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and QualTek’s ability to invest in growth initiatives and pursue acquisition opportunities;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement;

•	the outcome of any legal proceedings that may be instituted against ROCR or QualTek following announcement of the Business Combination Agreement and the transactions contemplated therein;

•	the inability to complete the proposed Business Combination due to, among other things, the failure to obtain ROCR stockholder approval or ROCR’s inability to obtain the financing necessary to consummate the Business Combination;

•	the risk that the announcement and consummation of the proposed Business Combination disrupts QualTek’s current operations and future plans;

•	the ability to recognize the anticipated benefits of the proposed Business Combination;

•	unexpected costs related to the proposed Business Combination;

•	the amount of any redemptions by existing holders of ROCR’s common stock being greater than expected;

•	limited liquidity and trading of ROCR’s securities;

•	geopolitical risk and changes in applicable laws or regulations;

•	the possibility that ROCR and/or QualTek may be adversely affected by other economic, business, and/or competitive factors;

•	operational risk;

•	risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on our business operations, as well as our financial condition and results of operations; and

•	the risks that the consummation of the proposed Business Combination is substantially delayed or does not occur.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of ROCR and QualTek prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

Any financial projections in this Current Report Form 8-K and the attachment hereto are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond ROCR’s and QualTek’s control. While all projections are necessarily speculative, ROCR and QualTek believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this Current Report on Form 8-K or the attachment hereto should not be regarded as an indication that ROCR and QualTek, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers, including as to value, are used for illustrative purpose only, are not forecasts and may not reflect actual results.

All subsequent written and oral forward-looking statements concerning the proposed Business Combination or other matters addressed in this Current Report on Form 8-K and attributable to ROCR, QualTek or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, ROCR and QualTek undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measure and Related Information

Exhibits 99.1 and 99.3 to this Current Report on Form 8-K reference Adjusted EBITDA which is a financial measure that is not prepared in accordance with United States generally accepted accounting principles (“GAAP”). This non-GAAP financial measure does not have a standardized meaning, and the definition of EBITDA used by QualTek may be different from other, similarly named non-GAAP measures used by others. In addition, such financial information is unaudited and does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by QualTek with the SEC.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Addendum to Investor Presentation
99.2	Press Release dated August 11, 2021
99.3	Transcript

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2021

ROTH CH ACQUISITION III CO.

By:	/s/ Byron Roth
Name:	Byron Roth
Title:	Co-Chief Executive Officer